UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2015

CTC MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52003	58-1869211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31A Leningradsky Prospekt Moscow, Russia	125284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6347

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 2.01.                                        Completion of an Acquisition or Disposition of Assets

On December 23, 2015, CTC Media, Inc., a Delaware corporation (the “Company”) consummated the sale contemplated by the Framework Agreement (the “Agreement”), dated as of September 24, 2015, as amended, with UTV-Management LLC, a company organized and existing under the law of the Russian Federation (the “Purchaser”), and an affiliate of UTH Russia Limited, a private commercial television broadcaster in Russia.  The sale was approved by the Company’s stockholders at a special meeting held on December 17, 2015 (the “Special Meeting”).

Pursuant to the Agreement, the Company sold and the Purchaser purchased 75% of the outstanding participation interests in the Company’s wholly owned subsidiary, CTC Investments LLC (“CTC Investments”), a Russian intermediate holding company that directly or indirectly owns all of the Company’s business in Russia and Kazakhstan, for up to $200.5 million in cash, subject to reduction if the Company does not achieve certain targets for net cash flows from operating and investing activities during the second half of 2015, as well as specific indemnification obligations.  The Company received approximately $150 million at closing.  The final purchase price is expected to be determined by February 1, 2016.

The foregoing description of the sale does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Yuliana Slashcheva, Chief Executive Officer of the Company, Stanislav Ploshchenko, Chief Financial Officer of the Company and Maksim Bobin, Chief Legal Officer and Secretary of the Company, tendered their resignations as officers, effective on December 23, 2015.

The Board of Directors of the Company has appointed Jean-Pierre Morel, a member of the Board of Directors, to fill the vacancies of Chief Executive Officer, Chief Financial Officer and Secretary of the Company.  Mr. Morel will remain a member of the Board of Directors, but will cease to serve on the Company’s Audit, Compensation and Special Committees.

Item 8.01.                                        Other Events

On December 24, 2015, the Company issued a press release announcing that it had completed the Sale, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

(b) Pro forma financial information

•                  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2015

•                  Unaudited Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended September 30, 2015

•                  Unaudited Pro Forma Condensed Consolidated Statement of Income for the Fiscal Year Ended December 31, 2014

•                  Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)                                 Exhibits

2.1                               Framework Agreement, dated as of September 24, 2015, as amended, by and between CTC Media, Inc. and UTV-Management LLC, incorporated by reference to Annex A of the Definitive Proxy Statement on Schedule 14A of the Company, dated November 17, 2015, filed by the Company with the SEC on November 17, 2015.

2.2                               Amendment No. 1 to the Framework Agreement, dated December 15, 2015, by and between CTC Media, Inc. and UTV-Management LLC, incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K of the Company, dated December 15, 2015, filed by the Company with the SEC on December 16, 2015.

2.3                               Amendment No. 2 to the Framework Agreement, dated December 22, 2015, by and between CTC Media, Inc. and UTV-Management LLC, incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K of the Company, dated December 22, 2015, filed by the Company with the SEC on December 22, 2015.

99.1                        Press release dated December 24, 2015, announcing that CTC Media, Inc. completed the previously announced sale of 75% of the outstanding participation interests of CTC Investments LLC, the Company’s wholly-owned Russian subsidiary, to UTV-Management LLC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements are based on our historical consolidated financial statements as adjusted to give effect to the sale of the 75% participation interest in CTC Investments to UTV-Management. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2015 and for the year ended December 31, 2014 give effect to the sale as if it had occurred as of beginning of those periods. The unaudited pro forma condensed combined balance sheet as of September 30, 2015 gives effect to the sale as if it had occurred on September 30, 2015. The unaudited pro forma financial statements do not reflect the issuance by CTC Investments of an additional, new participation interest in CTC Investments to UTV-Management or its affiliate following the closing of the sale, which would result in UTV-Management (together with its affiliate) holding 80% of CTC Investments to ensure compliance with the requirements of the Mass Media Law, because in the sale agreement the Company, in its capacity as a holder of participation interests in CTC Investments, has agreed only to approve such issuance by CTC Investments.

In order to derive the pro forma financial information, our historical financial information has been adjusted to eliminate the assets, liabilities, and revenues and expenses of the Russian and Kazakhstan businesses to be sold to UTV-Management by virtue of selling to it a 75% participation interest in CTC Investments, all of which have historically been consolidated in our financial statements. Pro forma adjustments are described in the accompanying notes to the unaudited pro forma financial information and are based on information available at the time of preparation and reflect certain assumptions that we believe are reasonable under the circumstances. Accordingly, the pro forma adjustments reflected in the unaudited condensed consolidated pro forma financial information are preliminary and subject to revision and the actual amounts ultimately reported could differ from these estimates.

The unaudited pro forma financial statements have been provided for informational purposes only and do not purport to be indicative of what would have occurred had the disposition actually been made as of such dates, nor are they indicative of results which may occur in the future. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma financial statements should be read in conjunction with our historical financial statements included in our 2014 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the nine months ended September 30, 2015.

Under accounting principles generally accepted in the United States, we expect to reflect the results of operations of our Russian and Kazakhstan businesses subject to the sale agreement as discontinued operations at the time when all substantive contingencies have been resolved and necessary approvals obtained, including stockholder approval. The anticipated after-tax loss on the sale of the 75% interest of our Russian and Kazakhstan businesses to UTV-Management will be reflected in our financial statements commencing with the quarter during which the sale is consummated. The remaining non-controlling interest would be accounted for under equity investment method.

CTC MEDIA, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2015
(in millions of U.S. dollars, except share and per share data)

		Pro forma
		adjustments
		for Russian
		and
	CTC Media	Kazakhstan
	Inc. and	businesses
	subsidiaries	sold to UTV-
	Historical	Management		Pro
	1(a)	1(b)	Notes	Forma

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$84	$187	1(c)	$271
Short-term investments	17	(17)	1(c)	—
Trade accounts receivable, net of allowance for doubtful accounts (September 30, 2015—$2)	16	(16)		—
Taxes reclaimable	13	(7)		6
Prepayments	29	(29)		—
Programming rights, net	90	(90)		—
Deferred tax assets	14	(14)		—
Other current assets	1	(1)		—
TOTAL CURRENT ASSETS	264	13		277
PROPERTY AND EQUIPMENT, net	13	(13)		—
INTANGIBLE ASSETS, net:
Broadcasting licenses	20	(20)		—
Cable network connections	8	(8)		—
Trade names	3	(3)		—
Other intangible assets	3	(3)		—
Net intangible assets	34	(34)		—
GOODWILL	46	(46)		—
PROGRAMMING RIGHTS, net	76	(76)		—
INVESTMENTS IN AND ADVANCES TO INVESTEES	2	107	1(d)	109
PREPAYMENTS	18	(18)		—
DEFERRED TAX ASSETS	7	(7)		—
OTHER NON-CURRENT ASSETS	42	(7)		35
TOTAL ASSETS	$502	$(81)		$421
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Bank loans	1	(1)		—
Accounts payable	49	(48)		1
Accrued liabilities	12	0	1(e)	12
Dividends blocked under sanctions	35	—		35
Taxes payable	3	(3)		—
Deferred revenue	4	(4)		—
Deferred tax liabilities	6	2		8
TOTAL CURRENT LIABILITIES	110	(54)		56
DEFERRED TAX LIABILITIES	4	(4)		—
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY :
Common stock ($0.01 par value; shares authorized 175,772,173; shares issued September 30, 2015—158,210,719)	2	—		2
Additional paid-in capital	495	—		495
Retained earnings	415	(522)	1(f)	(107)
Accumulated other comprehensive loss	(503)	503		—
Non-controlling interest	4	(4)		—
Less: Common stock held in treasury, at cost (September 30, 2015—2,106,865 shares)	(25)	—		(25)
TOTAL STOCKHOLDERS’ EQUITY	388	(23)		365
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$502	$(81)		$421

See notes to the unaudited pro forma condensed consolidated balance sheet

CTC MEDIA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in millions of U.S. dollars, except share and per share data)

	For the Nine Months Ended September 30, 2015
	Company and subsidiaries Historical 1(a)	Pro Forma adjustments for Company’s Russian and Kazakhstan businesses sold to UTV-Management 1(b)	Notes	Pro Forma
REVENUES:
Advertising	$242	$(242)		$—
Sublicensing revenue and other revenues	7	(7)		—
Total operating revenues	249	(249)		—
EXPENSES:
Direct operating expenses (exclusive of programming expenses, depreciation and amortization and stock-based compensation expense shown below)	(24)	24		—
Selling, general and administrative (depreciation and amortization and stock-based compensation expense shown below)	(68)	65		(3)
Stock-based compensation expense	(1)	1		—
Programming expenses	(129)	129		—
Depreciation and amortization	(11)	11		—
Total operating expenses	(233)	230		(3)
OPERATING INCOME	16	(19)		(3)
FOREIGN CURRENCY GAINS	2	(2)		—
INTEREST INCOME	4	(4)		—
INTEREST EXPENSE	(0)	0		—
OTHER NON-OPERATING (LOSS) INCOME, net	(0)	0		—
EQUITY IN (LOSS) INCOME OF INVESTEE COMPANIES	(0)	4	1(c)	4
Income before income tax	22	(21)	1(c)	1
INCOME TAX BENEFIT	36	(37)	1(c)	(1)
NET INCOME	$58	$(58)	1(c)	$—
LESS: INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	$(1)	$1		—
NET INCOME ATTRIBUTABLE TO CTC MEDIA, INC. STOCKHOLDERS	$57	$(57)		$—

See notes to the unaudited pro forma condensed consolidated statements of income

CTC MEDIA, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in millions of U.S. dollars, except share and per share data)

	For the Fiscal Year Ended December 31, 2014
	Company and subsidiaries Historical 1(a)	Pro Forma adjustments for Company’s Russian and Kazakhstan businesses sold to UTV-Management 1(b)	Notes		Pro Forma

REVENUES:
Advertising	$699	$(698)			$1
Sublicensing revenue and other revenues	12	(12)			—
Total operating revenues	711	(710)			1
EXPENSES:
Direct operating expenses (exclusive of programming expenses, depreciation and amortization and stock-based compensation expense (benefit) shown below)	(46)	45			(1)
Selling, general and administrative (depreciation and amortization and stock-based compensation expense shown below)	(159)	155			(4)
Stock-based compensation (expense) benefit	0	(0)			—
Programming expenses	(300)	300			—
Depreciation and amortization	(26)	26			—
Impairment loss	(29)	29			—
Total operating expenses	(560)	555			(5)
OPERATING INCOME (LOSS)	151	(155)			(4)
FOREIGN CURRENCY GAINS (LOSSES)	9	(4)			5
INTEREST INCOME	10	(10)			—
INTEREST EXPENSE	(0)	0			—
OTHER NON-OPERATING (LOSS) INCOME, net	(1)	1			—
EQUITY IN (LOSS) INCOME OF INVESTEE COMPANIES	(1)	34	1	(c)	33
Income before income tax	168	(134)	1	(c)	34
INCOME TAX EXPENSE	(55)	49	1	(c)	(6)
NET INCOME	$113	$(85)	1	(c)	$28
LESS: INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	$(5)	$5			—
NET INCOME ATTRIBUTABLE TO CTC MEDIA, INC. STOCKHOLDERS	$108	$(80)			$28

See notes to the unaudited pro forma condensed consolidated statements of income

CTC MEDIA, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in millions of U.S. dollars, except share and per share data)

The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2015 and for the year ended December 31, 2014 illustrate the results of operations as if the sale of a 75% participation interest in CTC Investments had occurred as of the beginning of those periods. The unaudited pro forma condensed consolidated balance sheet illustrates the financial position as of September 30, 2015 as if the sale had occurred on such balance sheet date. The unaudited pro forma condensed consolidated financial information is for informational purposes only and is not necessarily indicative of the operating results or financial position that would have been achieved had the sale been consummated on the dates indicated or reflective of the amount of cash that will actually be held by the Company or available to our stockholders at the closing of the sale and should not be construed as being representative of our future results of operations or financial position. The unaudited pro forma financial statements do not reflect the issuance by CTC Investments of an additional, new participation interest in CTC Investments to UTV-Management or its affiliate following the closing of the sale, which would result in UTV-Management (together with its affiliate) holding 80% of CTC Investments to ensure compliance with the requirements of the Mass Media Law.

The unaudited condensed consolidated pro forma financial statements should be read in conjunction with the historical audited consolidated financial statements and notes thereto included in our December 31, 2014 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the nine months ended September 30, 2015.

The pro forma adjustments were prepared as of September 30, 2015 based on information available at the time of preparation and reflect certain assumptions that we believe are reasonable under the circumstances. Accordingly, the pro forma adjustments are preliminary and subject to revision and the actual amounts ultimately reported could differ from these estimates.

The unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2014 and for the nine months ended September 30, 2015 include the following:

1(a) Historical activity as reported in our December 31, 2014 Annual Report on Form 10-K for the year ended December 31, 2014 and quarterly report on Form 10-Q for the nine months ended September 30, 2015.

1(b) Deconsolidation of revenues and expenses associated with the participation interest in CTC Investments to be sold to UTV-Management and accounting under the equity method for the remaining 25% ownership interest in CTC Investments.

1(c) Adjustment to reflect a 25% share in the earnings of CTC Investments under the equity method of accounting.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2015 reflects the following:

1(a) Historical amounts as reported in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2015.

1(b) Deconsolidation of the assets and liabilities related to the participation interest in CTC Investments to be sold to UTV-Management, accounting under the equity method for the remaining 25% ownership interest in CTC Investments and the estimated total proceeds to be received from UTV-Management for the sale.

1(c) Conversion of short-term investments into cash, along with the distribution of cash held by our Russian businesses to the Company net of Russian dividend withholding taxes and the receipt of cash consideration of approximately $200.5 million in connection with the sale of a 75% participation interest in CTC Investments to UTV-Management. The amount of cash to be distributed by the Russian subsidiaries to the Company is based on the amount of cash available as at September 30, 2015 at the RUR/USD exchange rate at that date. Accordingly, the indicated amount of cash as at such date is not necessarily reflective of the amount of cash that will actually be held by the Company or available to its stockholders at the closing of the sale. The actual distribution of dividends denominated in US dollars depends on many factors, including the RUR/USD exchange rate at the date of conversion and actions taken by the Company to hedge foreign currency risk. It is expected that the amount of cash to be distributed to the Company, as denominated in US Dollars, would be approximately USD 41 million (net of Russian dividends withholding taxes).

1(d) Fair value of the retained 25% equity method investment in CTC Investments. Fair value is estimated based on facts and assumptions existing as of September 30, 2015 and may be different at the date of actual sale.

1(e) Accrual of estimated additional expenses for liabilities directly related to the sale pursuant to the sale agreement.

These amounts are not included in pro forma condensed consolidated statements of income as such amounts are nonrecurring in nature.

1(f) Adjustment to stockholders’ equity to reflect the estimated loss on sale of 75% participation interest in CTC Investments to UTV-Management as if the sale had occurred on September 30, 2015. The estimated loss has not been reflected in the unaudited pro forma condensed consolidated statements of income as it is considered to be nonrecurring in nature.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: December 29, 2015	By:	/s/ JEAN-PIERRE MOREL
		Name:	Jean-Pierre Morel
		Title:	Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Framework Agreement, dated as of September 24, 2015, by and between CTC Media, Inc. and UTV-Management LLC, as amended, incorporated by reference to Annex A of the Definitive Proxy Statement on Schedule 14A of the Company, dated November 17, 2015, filed by the Company with the SEC on November 17, 2015.

2.2

Amendment No. 1 to the Framework Agreement, dated December 15, 2015, by and between CTC Media, Inc. and UTV-Management LLC, incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K of the Company, dated December 15, 2015, filed by the Company with the SEC on December 16, 2015.

2.3

Amendment No. 2 to the Framework Agreement, dated December 22, 2015, by and between CTC Media, Inc. and UTV-Management LLC, incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K of the Company, dated December 22, 2015, filed by the Company with the SEC on December 22, 2015.

99.1

Press release dated December 24, 2015, announcing that CTC Media, Inc. completed the previously-announced sale of 75% of the outstanding participation interests of CTC Investments LLC, the Company’s wholly-owned Russian subsidiary, to UTV-Management LLC.